EXHIBIT 10.19

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, BUT HAS BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THEREOF, OR (II) IN THE OPINION OF COUNSEL (WHICH OPINION AND COUNSEL RENDERING SAME SHALL BE ACCEPTABLE TO THE COMPANY) REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                             LIFECELL CORPORATION

                            STOCK PURCHASE WARRANT

Date of Issuance:  November 18, 1996                    Certificate No. BW-054

      FOR VALUE RECEIVED, LifeCell Corporation, a Delaware corporation (the "COMPANY"), hereby grants to Gruntal & Co., Incorporated or its registered assigns (the "REGISTERED HOLDER") the right to purchase from the Company 354,734 shares of the Company's Common Stock, par value $.001 per share ("COMMON STOCK"), at a price per share of $4.50 (as adjusted from time to time hereunder, the "EXERCISE PRICE"). This Warrant is being issued by the Company to the Registered Holder pursuant to the Sales Agency Agreement, dated as of October 29, 1996 and in connection with warrants (collectively with this Warrant, the "WARRANT") issued by the Company to certain investors pursuant to the Securities Purchase Agreement, dated as of November 18, 1996 (the "PURCHASE AGREEMENT"). Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

      This Warrant is subject to the following provisions:

      Section 1.  EXERCISE OF WARRANT.

      1.1A. EXERCISE PERIOD. Subject to the provisions of Paragraph 1B, the Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the fifth anniversary thereof (the "EXERCISE PERIOD"). The Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least 30 days but not more than 90 days prior to the end of the Exercise Period. In the event the Company fails to give the Registered Holder such notice, the Exercise Period shall continue until and terminate on the thirtieth calendar day following the day the Company gives such notice.

    1.1B. RESTRICTED SECURITIES. Neither this Warrant nor the shares of Common Stock obtainable upon exercise of this Warrant have been registered under the Securities Act or any state securities laws ("Blue Sky Laws"). This Warrant and the shares of Common Stock issuable hereunder have been acquired for investment purposes and not with a view to distribution or resale and the shares of Common Stock issuable upon exercise of this Warrant may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement therefor under the Securities Act and such applicable Blue Sky Laws or an opinion of counsel (which opinion and counsel rendering same shall be acceptable to the Company) that registration is not required under the Securities Act and under any applicable Blue Sky Laws. The certificates representing the shares of Common Stock issuable upon exercise of the Warrant shall bear substantially the following legend:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL (WHICH OPINION AND COUNSEL RENDERING SAME SHALL BE ACCEPTABLE TO THE COMPANY) REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on such certificates. The Registered Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deemed necessary to effect compliance with the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws. The Registered Holder agrees that the Company may decline to permit a transfer of this Warrant if the proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration.

      1.1C.  EXERCISE PROCEDURE.

            (i) This Warrant shall be deemed to have been exercised at such time when the Company has received all of the following items (the "EXERCISE TIME"):

                  (a) a completed Exercise Agreement, as described in Paragraph 1D, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "PURCHASER");

                  (b)   this Warrant;

                  (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in EXHIBIT I hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

                  (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE"), (2) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the shares of Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph 1C(i)(d), the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising this Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of this Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

            (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser as soon as practicable but in any event within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

            (iii) The shares of Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such shares of Common Stock at the Exercise Time.

            (iv) The issuance of certificates for shares of Common Stock issued upon exercise of this Warrant shall be made without charge to the Registered Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

            (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

            (vi) The Company shall assist and cooperate with the Registered Holder or the Purchaser, as the case may be, in connection with any governmental filings or any governmental approvals required to be made or obtained by the Registered Holder or the Purchaser, as the case may be, prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

            (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, such exercise may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

            (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock issuable upon the exercise of this Warrant. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The

Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic or foreign securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance) including without limitation, the Nasdaq National Market or the Nasdaq Small Cap Market (as the case may be). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

      1.1D. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in EXHIBIT II hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

      1.1E. FRACTIONAL SHARES. If a fractional share of Common Stock would, but for the provisions of Paragraph 1A and Paragraph 1B, as the case may be, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within ten business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

      Section 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 2.

      2.1.A. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK.

            (i) If and whenever on or after the Date of Issuance of this Warrant the Company issues or sells, or in accordance with Paragraph 2B is deemed to have issued or sold, any shares of Common Stock (other than the Excluded Stock) for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the Exercise Price determined by dividing

                  (A) the sum of (y) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale and the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale plus (z) the consideration, if any, received by the Company upon such issue or sale, by

                  (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

            (ii) Upon each such adjustment of the Exercise Price hereunder, the number of shares of Warrant Stock acquirable upon exercise of this Warrant shall be adjusted to the

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
number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (iii) For purposes of this Section 2, "EXCLUDED STOCK" means (1) Common Stock issued or reserved for issuance by the Company as a dividend on Preferred Stock or upon any subdivision or split-up of the outstanding shares of any shares of capital stock of the Company or any recapitalization thereof, or upon conversion of any shares of Preferred Stock, (2) Common Stock issuable pursuant to any option or warrants or other rights that are outstanding on the Date of Issuance identified on SCHEDULE 3-2 -- CAPITAL STOCK to the Purchase Agreement, (3) Common Stock of the Company issued or issuable in connection with a Board-approved acquisition of a business by the Company as a result of which the Company owns in excess of 50% of the voting power of such business, (4) Common Stock issued or issuable to employees, officers, consultants, directors or vendors of the Company or pursuant to any Board-approved employee, officer, consultant or director benefit plan, including without limitation any Board-approved stock option plan, and (5) Common Stock issued or issuable to (x) banks, savings and loan associations, equipment lessors or similar lending institutions in connection with such entities providing Board-approved credit facilities or equipment financings to the Company or (y) any party to any technology transfer agreement, distribution agreement, marketing agreement or any other agreement similar thereto, with the Company, as approved by the Board.

      2.1B. EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Paragraph 2A, the following shall be applicable:

            (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Company in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Exercise Price in effect immediately prior to the time of the granting the sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON EXERCISE OF SUCH OPTIONS OR UPON CONVERSION OR EXCHANGE OF SUCH CONVERTIBLE SECURITIES" is determined by dividing (A) the result of (i) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus (ii) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Option, plus (iii) in the case of such Options which are exercisable into Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversation or exchange thereof, by (B) the total maximum number of shares of Common Stock issu-able upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issu- able upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

            (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this paragraph, the "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE UPON CONVERSION OR EXCHANGE THEREOF" is determined by dividing (A) the result of (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (ii) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversation or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Paragraph 2B, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

            (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Warrant Stock shall be correspondingly adjusted; provided that if such adjustment would result in an increase of the Exercise Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Company to the Registered Holder. For purposes of this Paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

            (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the number of shares of Warrant Stock acquirable hereunder shall be adjusted immediately to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Exercise Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to the Registered Holders. For purposes of this Paragraph 2B, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Warrant.

            (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount (net of any underwriter, placement agent or broker discounts and commissions) received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a con-sideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holder. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holder. The determination of such appraiser shall be final and binding on the Company and the Registered Holder of this Warrant, and the fees and expenses of such appraiser shall be paid by the Company.

            (vi) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

            (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

            (viii) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

      2.1C. SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

      2.1D. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effective in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "ORGANIC CHANGE". Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holder) to insure that the Registered Holder shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holder) with respect to such Registered Holder rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to this Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company and in which the value for the Common Stock reflected by the terms of such consolidation, merger or sale is less than the Base Price in effect immediately prior to such consolidation, merger or sale, an immediate adjustment of the Exercise Price to the product of such Exercise Price immediately prior to such consolidation, merger or sale multiplied by the ratio of such value of the Common Stock divided by the Base Price in effect immediately prior to such consolidation, merger or sale and a corresponding immediate adjustment in the number of shares of Warrant Stock acquirable and receivable upon exercise of this Warrant). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holder), the obligation to deliver to the Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Registered Holder may be entitled to acquire.

      2.1E. CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of Section 2A but not expressly provided for by such provisions, then the Exercise Price and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be adjusted by the Corporation's Board of Directors in good faith so as to protect the rights of the Registered Holder; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 2.

      2.1F. NOTICES.

            (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

            (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon shares of Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

            (iii) The Company shall also give written notice to the Registered Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

      Section 3. LIQUIDATING DIVIDENDS. If the Company declares or pays a dividend upon shares of Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "LIQUIDATING DIVIDEND"), then the Company shall pay to the Registered Holder at the time of payment thereof the Liquidating Dividend which would have been paid to the Registered Holder on the Warrant Stock had this Warrant been fully exercised immediately prior to the date on which

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
a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

      Section 4. PURCHASE RIGHTS. If at any time the Company grants, issues or sells any Options, Convertible Securities or warrants, securities or other like property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Registered Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Registered Holder could have acquired if such Registered Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

      Section 5. DEFINITIONS. The following terms have meanings set forth below:

      "BOARD" means the Company's Board of Directors.

      "COMMON STOCK" means the Company's Common Stock, $0.001 par value, and except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

      "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs 2B(i) and 2B(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable or convertible at such time.

      "CONVERTIBLE SECURITIES" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

      "MARKET PRICE" means as to any security the average of the closing prices of such security's sales on all domestic or foreign securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq National Market or Nasdaq Small Cap Market, as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the Nasdaq National Market or the Nasdaq Small Cap Market (as applicable), the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 30 days consisting of the day as of which "MARKET PRICE" is being determined and the 29 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "BUSINESS DAYS" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the Nasdaq National Market System or the Nasdaq Small Cap Market or the domestic over-the-counter market, the "MARKET PRICE" shall be the fair value thereof determined jointly by the Company and the Registered Holder; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holder. The determination of such appraiser shall be final and binding on the Company and the Registered Holder, and the fees and expenses of such appraiser shall be paid by the Company.

      "OPTION" means any rights to subscribe for or purchase Common Stock or Convertible Securities.

      "PERSON" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

      "WARRANT STOCK" means Common Stock; provided that if there is a change such that the securities issuable upon exercise of this Warrant are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "WARRANT STOCK" shall mean one share of the security issuable upon exercise of this Warrant if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

      Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

      Section 6. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

      Section 7. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT I hereto) at the principal office of the Company.

      Section 8. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "DATE OF ISSUANCE" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

      Section 9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights representing by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

    Section 10. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

      Section 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder.

      Section 12. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Delaware shall govern all issues concerning the rights of the Company and all rights of the Company's stockholders relative to the Company. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                                  * * * * * *

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated the Date of Issuance.

                                    LIFECELL CORPORATION

                                    By /s/ PAUL M. FRISON
                                           Paul M. Frison
                                           President and Chief Executive Officer

                                                                    EXHIBIT II

                              EXERCISE AGREEMENT

To:                           Dated:


      The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. BW-___), hereby agrees to subscribe for the purchase of ___________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                        Signature

                                        Address

                                                                       EXHIBIT I

                                   ASSIGNMENT

      FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. BW-___) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:


NAMES OF ASSIGNEE             ADDRESS                 NO. OF SHARES
-----------------             -------                 -------------


                                          Signature

                                          Witness